UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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ACACIA RESEARCH CORPORATION

(Name of Registrant as Specified In Its Charter)

_____________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 16, 2021

To our Stockholders,

We are very pleased to invite you to the 2021 Annual Meeting of Stockholders of Acacia Research Corporation.

Our Board is dedicated to the highest standards of corporate governance. The first responsibility of directors is to represent stockholders, and our Board is fully committed to the highest level of accountability.

As representatives of your Board of Directors, it is our pleasure to work closely with the other members of the Board who are similarly committed to our stockholders and providing effective oversight and guidance to management. We deeply value your support.

Very truly yours,

/s/ Clifford Press
Clifford Press
Chief Executive Officer

/s/ Alfred Tobia
Alfred Tobia
President & Chief Investment Officer

To our Stockholders,

This past year was a foundational one for Acacia. We completed the first transaction of our strategic partnership with Starboard Value, LP, purchasing a portfolio of investments in 18 public and private life sciences companies for $282 million. As of year-end, we had sold assets to recover $190 million in cash and continue to hold positions worth approximately $265 million of book value – roughly doubling our capital base in the process.

We also built out an executive team capable of implementing our unique business model. Our team comes from disparate backgrounds and brings a range of highly developed individual skills to our common endeavor. We value each individual contribution that advances our common goals. As we build on our progress in 2021, we remain committed to a flexible, collaborative, and adaptive work environment.

Our business model is greatly enhanced by a tightly coordinated working relationship between a management adept at navigating complex transactions, and a dedicated and skilled Board of Directors. Our first transaction demonstrated this capability. In our experience, purchasing a Life Sciences portfolio of this size and scope would normally take months and require multiple visits to the United Kingdom to diligence companies in person, speak with management and counterparties, and negotiate terms. By leveraging these capabilities, Acacia was able to rapidly and opportunistically negotiate, fund, and close this transaction, creating significant value and setting the stage for our future operating model.

Acacia is now configured with a broad mandate, a talented management team and a very supportive relationship with our strategic partner, Starboard Value, LP. We are well positioned to complete demanding acquisitions and to support and strengthen the management teams and the boards of companies within our portfolio.

Proactive stockholder engagement remains a priority at Acacia. We benefit from a constructive dialogue with stockholders to better understand their priorities and perspectives, while allowing us an opportunity to elaborate on our initiatives and practices. Stockholder input on matters including corporate governance, executive compensation, corporate responsibility is taken directly into the boardroom. Our Board is committed to maintaining the exemplary corporate governance and compensation policies that we adopted, starting in 2019. The principal changes that we have made are:

Declassified the Board of Directors;

Amended the Company’s charter to allow stockholders to call special meetings;

Protected the Company’s net operating losses and related tax credits;

Adopted a majority vote standard in uncontested elections;

Amended the Company’s bylaws to allow stockholders to remove directors with or without cause;

Taken steps to directly align the interests of management and directors through anti-hedging, anti-pledging, and claw-back policies, and the institution of stock ownership guidelines; and

Adopted Corporate Governance Guidelines that require at least two-thirds of the Board be independent directors.

Continuing this practice, we have introduced a proposal at this year’s annual meeting to eliminate the supermajority stockholder approval requirements for specified corporate actions, including amendment of our Bylaws. We will also be introducing a long-term performance plan and related metrics to further align the interests of management and the investment teams with the Company’s long-term goals.

The next phase of Acacia’s plan involves effectively utilizing our People, Process, and Performance model to grow stockholder value. We are applying the same rigor towards evaluating acquisition opportunities as we did with building our Life Sciences portfolio. Our goal is to acquire operating companies, divisions or other assets where we believe we can create value. Our primary focus areas are mature technology, healthcare, industrial and certain financial services segments. With significant access to committed capital, expertise in corporate governance and operating restructuring, and an ability to successfully extract value from complex, multi-factor situations, we think we are well-positioned for success. I hope you share our enthusiasm.

Sincerely,

/s/ Maureen O'Connell

The attached Proxy Statement is dated April 16, 2021 and is first being mailed on or about April 16, 2021.

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379

Banks & Brokers may call: (212) 257-1311

Email: info@saratogaproxy.com

ACACIA RESEARCH CORPORATION

767 THIRD AVENUE, SUITE 602

NEW YORK, NY 10017

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 12, 2021

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Acacia Research Corporation will be held on Wednesday, May 12, 2021, at 2:00 p.m., Eastern Time, via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/ACTG2021. Due to concerns regarding the coronavirus, or COVID-19, outbreak and to assist in protecting the health and well-being of our stockholders and employees, we are holding the Annual Meeting in a virtual format to provide a consistent experience to all stockholders regardless of location.

To access the Annual Meeting, you will need a 16-digit control number. The control number is provided on your proxy card or through your broker or other nominee if you hold your shares in "street name."

Stockholders will be able to attend, vote and submit questions virtually during the Annual Meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting:

1.	To elect six directors to serve on our Board of Directors until the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;
2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
3.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers;
4.	To approve an amendment to our Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements applicable to special corporate actions; and
5.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 12, 2021: The Proxy Statement, enclosed proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at http://proxymaterial.acaciaresearch.com.

Our Board of Directors has established March 15, 2021 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope, even if you plan to attend the virtual Annual Meeting. Returning your completed proxy will ensure your representation at the Annual Meeting. If you decide to attend the virtual Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the virtual Annual Meeting if your shares are held directly in your name as the stockholder of record.

Sincerely,

/s/ Clifford Press
Clifford Press
Chief Executive Officer

New York, New York

April 16, 2021

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379

Banks & Brokers may call: (212) 257-1311

Email: info@saratogaproxy.com

ACACIA RESEARCH CORPORATION

767 Third Avenue, Suite 620

New York, New York 10017

_______________________________

PROXY STATEMENT

FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 12, 2021

_______________________________

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Acacia Research Corporation (referred to herein as “we,” “us,” “our,” "Acacia" and the “Company”) for use at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 12, 2021 at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof. The Annual Meeting will be held via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/ACTG2021, where you will be able to attend the Annual Meeting, submit questions and vote your shares electronically. Please refer to the section of this Proxy Statement titled "Questions and Answers Regarding the Annual Meeting" for additional information on how to attend the virtual Annual Meeting and vote your shares.

Only stockholders of record at the close of business on March 15, 2021 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. These proxy solicitation materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including audited financial statements, were mailed on or about April 16, 2021 to all stockholders entitled to receive notice of and to vote at the Annual Meeting. In addition, these proxy solicitation materials and our Annual Report on Form 10-K, are available at http://proxymaterial.acaciaresearch.com.

Meet Our Board of Directors

Qualifications of Our Board

Our Board is comprised of actively engaged individuals with diverse skills, experiences and backgrounds that contribute to the effective oversight of our Company. The Board believes these varied qualifications help to inform and better oversee decisions regarding the Company’s long-term strategic growth.

The presentation below is a high-level summary of our Board’s skills. For further information about each director, please see “Proposal No. 1: Election of Directors” below.

Intellectual Property and Financial Expertise Breadth and depth of experience in the Company's business
Diverse Characteristics Gender Diversity
Executive Experience Executive experience, including serving as senior executive within a complex organization
Financial Reporting Experience overseeing the presentation of financial results as well as internal controls
Marketing & Media Experience overseeing internal and external communications and engagement with stakeholders
Public Company Experience Experience as a board member of other publicly traded companies
Risk Management Experience overseeing complex risk management matters
Strategic Planning Experience driving the strategic direction and growth of an organization

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Committee Structure

	Audit Committee	Compensation Committee	Nominating and Governance Committee	Strategic Committee
Maureen O’Connell (Independent)
Clifford Press (Chief Executive Officer)
Alfred V. Tobia, Jr. (President and Chief Investment Officer)
Katharine Wolanyk (Independent)
Isaac T. Kohberg (Independent)
Jonathan Sagal (Independent)

Committee Chair           Committee Member

Leadership Structure

Our Board believes it is in our Company’s best interests that the positions of Chairman and Chief Executive Officer are separate, with Ms. O’Connell serving as our Chairman and Mr. Press serving as our Chief Executive Officer. Our Board believes separating these roles promotes effective leadership, allowing our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on matters involving our Board and corporate governance.

Our Board does not currently have a lead independent director. The Board has determined that this structure is the most effective leadership structure for our Company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. For more details regarding our leadership structure, please see “Proposal No. 1: Election of Directors – Board Leadership Structure” below.

Questions and Answers Regarding the Annual Meeting

The following are some commonly asked questions raised by our stockholders and answers to each of those questions.

Q.	When and where will the Annual Meeting be held?

A:             You are invited to attend the Annual Meeting on May 12, 2021, at 2:00 p.m., Eastern Time. The Annual Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ACTG2021. You will need a 16-digit control number to attend and participate in the live webcast of the Annual Meeting. Please refer to the questions titled "How can I vote my shares at the Annual Meeting?" and "How can I vote my shares without attending the Annual Meeting?" for information on obtaining your 16-digit control number.

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Q.	What may I vote on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will consider and vote upon the following matters:

•	Proposal No. 1: The election of six directors to serve on our Board until the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

•	Proposal No. 2: The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	Proposal No. 3: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement;

•	Proposal No. 4: The approval of an amendment to our Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements applicable to special corporate actions.

Stockholders may also be asked to consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q.	How does the Board of Directors recommend that I vote on the proposals?

A:	The Board recommends that our stockholders vote “FOR” each of the proposals in this proxy by using the enclosed proxy card.

Q:       What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner, and how does this affect my options for voting my shares at the Annual Meeting?

A:           Most of our stockholders hold their shares beneficially in “street name” through a broker, bank, or other nominee (“Beneficial Owner”) rather than directly in their own name (“Stockholder of Record”). There are some distinctions between shares held of record and shares owned beneficially, specifically:

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the Stockholder of Record with respect to those shares, and these proxy materials are being sent directly to you.

As a Stockholder of Record, you have the right to vote by proxy or to vote electronically via live webcast at the Annual Meeting. To vote by proxy, we have enclosed a proxy card for you to use, or you may vote by Internet or by telephone, as described in further detail below. Even if you plan to attend the virtual Annual Meeting, we recommend that you vote by proxy in advance as described below so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

Beneficial Owner: If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the Beneficial Owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the Stockholder of Record with respect to those shares.

As a Beneficial Owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the virtual Annual Meeting. However, because you are not the Stockholder of Record, you may not vote these shares at the virtual Annual Meeting unless you request and obtain a valid "legal proxy" or obtain a 16-digit control number from your broker, bank, or other nominee. Please refer to the voting instructions provided to you by your broker, bank, or other nominee for instructions on the voting methods they offer.

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Q.	How can I vote my shares at the Annual Meeting?

A:           Shares held directly in your name as the Stockholder of Record may be voted at the Annual Meeting virtually by live webcast. To vote at the Annual Meeting virtually by live webcast you must visit the following website: www.virtualshareholdermeeting.com/ACTG2021. You will need the 16-digit control number included on your proxy card. However, even if you plan to attend the Annual Meeting virtually, we recommend that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are the Beneficial Owner of your shares, you may vote your shares at the virtual Annual Meeting only if you request and obtain a valid “legal proxy” or obtain a 16-digit control number from your broker, bank, or other nominee.

Q.	How can I vote my shares without attending the Annual Meeting?

A:           Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Whether you are a Stockholder of Record or a Beneficial Owner, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting.

Stockholder of Record: If you are a Stockholder of Record, you may vote by proxy using the options below.

To vote by Internet, you will need the 16-digit control number included on the enclosed proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 11, 2021 by visiting www.proxyvote.com and following the instructions.

To vote by telephone, you will need the 16-digit control number included on the enclosed proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 11, 2021 by calling 1 (800) 690-6903 and following the instructions.

To vote by mail, complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on May 11, 2021.

Beneficial Owner. If you are a Beneficial Owner, please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form.

Q.	How can I submit a question at the Annual Meeting?

A:           This year’s stockholders question and answer session will include questions submitted live during the virtual Annual Meeting. An online pre-meeting forum will be available to our stockholders at www.proxyvote.com prior to the date of the Annual Meeting. By accessing this online forum, our stockholders will be able to vote, view the Annual Meeting procedures, and obtain copies of proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2020.

As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/ACTG2021. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Q:	What if I need technical assistance?

A:           We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on May 12, 2021. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

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Q.	Can I change my vote or revoke my proxy?

A:	Stockholder of Record: If you are the Stockholder of Record, you may revoke your proxy in any one of four ways:

•	You may vote again by Internet or by telephone at a later time (prior to the deadline for Internet or telephone voting);

•	You may submit a properly completed proxy card with a later date (prior to the deadline to vote by mail);

•	You may send a written notice that you are revoking your proxy to Acacia Research Corporation, 4 Park Plaza, Suite 550, Irvine, California 92614, Attention: Secretary; or

•	You may attend the virtual Annual Meeting and vote electronically via live webcast. However, attending the virtual Annual Meeting will not, by itself, revoke your proxy or change your vote.

Beneficial Owner: If you are a Beneficial Owner, you may revoke your proxy by following the voting instructions provided to you by your broker, bank or other nominee.

If you have any questions or need assistance voting your shares, please call Saratoga Proxy Consulting LLC at (212) 257-1311 or toll free at (888) 368-0379.

Q.	Who will count the votes?

A:          A representative of Broadridge Financial Solutions, Inc. will count the votes and act as the inspector of election.

Q.	What does it mean if I get more than one proxy card or voting instruction form?

Stockholder of Record: If you are a Stockholder of Record with shares registered under different names, you will receive more than one set of proxy materials and more than one proxy card. Please complete, sign, date and promptly return each proxy card in the enclosed postage-paid envelope provided or vote by Internet or by telephone using the 16-digit control number on each enclosed proxy card to ensure that all of your shares are voted. If you would like all of your shares to be registered in the same name and under the same address, please contact our transfer agent, Computershare Trust Company, N.A. at (800) 962-4284.

Beneficial Owner: If you are a Beneficial Owner with shares held in more than one account, you will receive more than one voting instruction form from your broker, bank or other nominee. Please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form for each account in which your shares are held. If you would like all of your shares to be held in the same account and under the same address, please contact your broker, bank or other nominee.

Q.	Who is entitled to vote at the Annual Meeting?

A:           Only Stockholders of Record and Beneficial Owners as of the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Q.	How many shares am I entitled to vote?

A:           As a Stockholder of Record or a Beneficial Owner, you may vote all of the shares owned by you as of the close of business on the Record Date.

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Q.	How many votes may be cast?

A:           Each outstanding share of our common stock as of the Record Date will be entitled to one vote on all matters brought before the Annual Meeting. Each outstanding share of our Series A Convertible Preferred Stock (“Series A Preferred Stock”) will be entitled to the number of votes equal to the number of whole shares of common stock into which such holder’s shares of Series A Preferred Stock could be converted on the Record Date. As of the Record Date, 49,279,453 shares of our common stock were issued and outstanding and eligible to vote at the Annual Meeting, and 350,000 shares of our Series A Preferred Stock were issued and outstanding and entitled to 9,589,042 votes at the Annual Meeting, which number is equal to the number of whole shares of common stock into which shares of Series A Preferred Stock could be converted on the Record Date without regard to any limitations on conversion. Holders of Series A Preferred Stock are entitled to vote with the holders of our common stock as a single class on all matters submitted to a vote of the holders of common stock.

Q.	What constitutes a “quorum” at the Annual Meeting?

A:           The presence at the Annual Meeting, virtually (even if not voting) or by proxy, of the holders of a majority in voting power of the shares of our capital stock issued and outstanding as of the close of business on the Record Date will constitute a “quorum.” Abstentions and broker non-votes are each included for the purpose of determining whether a quorum is present.

Q:	What is the effect of abstentions and broker non-votes?

A:           Shares held by persons attending the virtual Annual Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present at the virtual Annual Meeting for purposes of determining the presence of a quorum. Abstentions are generally treated as shares present virtually or represented by proxy and entitled to vote at the Annual Meeting.

•	Election of Directors (Proposal No. 1): Because this is an uncontested election, the election of each director nominee requires the affirmative vote of the majority of the votes cast with respect to such director by the shares of our capital stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will have no effect on this proposal.

•	Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal No. 2): This proposal requires the affirmative vote of a majority of the shares of our capital stock present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal.

•	Non-Binding, Advisory Approval of the Compensation of our Named Executive Officers (Proposal No. 3): This proposal requires the affirmative vote of a majority of the shares of our capital stock present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal.

•	Approval of an amendment to our Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements applicable to special corporate actions (Proposal No. 4): The approval of Proposal No. 4, regarding an amendment to our Amended and Restated Certificate of Incorporation requires the affirmative vote of 66 and 2/3 percent of the voting power of our capital stock entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal.

A broker non-vote occurs when a bank, broker or other nominee holding shares for a Beneficial Owner has not received instructions from the Beneficial Owner regarding the voting of the shares and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum.

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•	Election of Directors (Proposal No. 1): This proposal is considered a non-routine matter and broker non-votes, if any, will have no effect on the result of the vote on this proposal.

•	Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal No. 2): This proposal is considered a routine matter on which a bank, broker or other nominee generally has discretionary authority to vote, so we do not expect any broker non-votes in connection with this proposal.

•	Non-Binding, Advisory Approval of the Compensation of our Named Executive Officers (Proposal No. 3): This proposal is considered a non-routine matter and broker non-votes, if any, will have no effect on the result of the vote on this proposal.

•	Approval of an amendment to our Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements applicable to special corporate actions (Proposal No. 4): This proposal is considered a non-routine matter and broker non-votes, if any, will have the same effect as votes against the proposal.

Q.	What vote is required to approve each proposal?

A:           Election of Directors: Proposal No. 1. In an uncontested election of directors, such as this election, each nominee for director must be elected by the affirmative vote of the majority of the votes cast with respect to such director by the shares of our capital stock present virtually or represented by proxy and entitled to vote. A "majority of votes cast" means that the number of votes "FOR" a director nominee must exceed the number of votes "AGAINST" that director nominee. Broker non-votes and abstentions will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm: Proposal No. 2. The approval of Proposal No. 2, ratifying the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, requires the affirmative vote of a majority of the outstanding shares of our capital stock present virtually or by proxy at the Annual Meeting and entitled to vote on the proposal. Because the ratification of the independent registered public accounting firm is a routine matter, we do not anticipate receiving any broker non-votes for this proposal. Abstentions will have the same effect as votes against this proposal.

Non-binding, Advisory Vote on the Compensation of Our Named Executive Officers: Proposal No. 3. The approval of Proposal No. 3, regarding the compensation of our named executive officers, requires the affirmative vote of a majority of the outstanding shares of our capital stock present virtually or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

Approval of an amendment to our Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements applicable to special corporate actions: Proposal No. 4. The approval of Proposal No. 3, regarding an amendment to our Amended and Restated Certificate of Incorporation requires the affirmative vote of 66 and 2/3 percent of the voting power of our capital stock entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Q.	How will voting on any other matters be conducted?

A:           Although we do not know of any matters to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other matters are properly presented at the Annual Meeting, your properly submitted proxy gives authority to the proxy holders, Clifford Press and Alfred V. Tobia, Jr., to vote on such matters at their discretion.

Q.	Who are the largest principal stockholders?

A:          For information regarding holders of more than 5% of the outstanding shares of our common stock or Series A Preferred Stock, see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 26 of this Proxy Statement.

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Q.	Who will bear the cost of this solicitation?

A:          We will bear the entire cost of this solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to our stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and certain of our regular employees, without additional compensation. We have retained Saratoga Proxy Consulting, LLC, a proxy solicitation firm, to perform various solicitation services. We will pay Saratoga Proxy Consulting, LLC a fee of $12,500 plus phone and other related expenses, in connection with their solicitation services.

Q.	Where can I find the voting results of the Annual Meeting?

A:          We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (the "SEC") within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.

Q.	Who can answer my questions?

A:          Your vote at this year's Annual Meeting is important, no matter how many or how few shares you own. Please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope promptly or vote by Internet or telephone as set forth above. If you have any questions, require assistance in submitting a proxy for your shares, or would like to request a copy of the proxy materials, please call Saratoga Proxy Consulting, LLC, the proxy solicitation firm assisting us in the solicitation of proxies:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379

Banks & Brokers may call: (212) 257-1311

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

Our Bylaws provide that the number of directors shall be set by the Board, but in any case, shall not be less than five and not more than nine. The Board has set the current number of directors at six. At each Annual Meeting of Stockholders, the successors of each of our directors are elected to hold office for a term expiring at the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

The Board, on the recommendation of the Nominating and Governance Committee, has nominated Maureen O'Connell, Katharine Wolanyk, Isaac T. Kohlberg, Jonathan Sagal, Clifford Press and Alfred V. Tobia, Jr. for election at the Annual Meeting to serve as directors for a term of office expiring at our 2022 Annual Meeting of Stockholders. Mses. O'Connell and Wolanyk and Messrs. Kohlberg, Sagal, Press and Tobia have agreed to serve on the Board if elected, and management has no reason to believe that any of them will be unavailable for service. If any of them are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board.

Majority Vote Standard

Our Bylaws require that each director be elected by the affirmative vote of a majority of the votes cast with respect to such director in uncontested elections such as this one (the number of shares cast "for" a nominee's election exceeds the number of votes cast "against" that nominee). In a contested election, the standard for election of directors is the affirmative vote of a plurality of the votes cast. A contested election is one in which the Board has determined that the number of nominees exceeds the number of directors to be elected at the meeting.

In accordance with our Bylaws, a nominee who does not receive the affirmative vote of a majority of the votes cast shall tender a written offer to resign to the Board within five business days of the certification of the stockholder vote. The Nominating and Governance Committee shall promptly consider the resignation offer and recommend to the full Board whether to accept the resignation. The Board will act on the Nominating and Governance Committee's recommendation within 90 calendar days following certification of the stockholder vote. Thereafter, the Board will promptly disclose its decision whether to accept the director's resignation offer and the reasons for rejecting the resignation offer, if applicable, in a current report on Form 8-K to be filed with the SEC within four business days of the Board's determination. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Governance Committee recommendation or Board action regarding whether to accept the resignation offer.

Required Vote

If a quorum is present and voting, each nominee for director for whom the number of shares cast "for" such nominee's election exceeds the number of votes cast "against" that nominee will be elected to the Board. This proposal is considered a non-routine matter under applicable rules. Accordingly, a broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes will have no effect on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES NAMED HEREIN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The following table sets forth information as to the persons who currently serve as our directors.

Name	Age	Director Since	Positions with the Company
Maureen O'Connell*+	59	2019	Director
Clifford Press#	67	2018	Director
Alfred V. Tobia, Jr.#	56	2018	Director
Katharine Wolanyk*+^	57	2019	Director
Isaac T. Kohlberg*^+	68	2019	Director
Jonathan Sagal^#	39	2019	Director

____________________

* Member of the Audit Committee

+ Member of the Compensation Committee

^ Member of the Nominating and Governance Committee

# Member of the Strategic Committee

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Directors are to be elected at the Annual Meeting. Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.

Information Regarding the Director Nominees

Maureen O’Connell has served as a director since January 2019. Prior to joining Acacia, Ms. O'Connell briefly provided consulting services to the Company from September 2018 to November 2018. Ms. O’Connell is a global business executive, CFO and board director recognized for significant value creation through strategic thinking and action at numerous public companies. She has held executive leadership and board positions in a variety of industries including media, education, digital, retail, technology, professional services, biotech, pharma, homebuilding, real estate and insurance. She has chaired the Audit Committee, served on the Transaction and Nominating Committees, and served as the designated financial expert for Fortune 500 and high growth public companies listed on NYSE and NASDAQ. In addition, Ms. O’Connell is a certified public accountant and has been in good standing since 1987. Ms. O’Connell is also recognized for her extensive M&A experience and her strength in operations and technology. In June 2020, Ms. O’Connell was appointed to the Board of ISACA, a non-profit global technology association with more than 145,000 members and 233 chapters in 188 countries that has provided world-class learning, membership, and enterprise services for more than 50 years. Ms. O’Connell served on the Board of Harte Hanks (NYSE: HHS) from June 2018 to August 2020. Ms. O’Connell was also a member of the Audit Committee and chairman of the Compensation Committee of Harte Hanks. Ms. O’Connell served on the Board of Sucampo Pharmaceuticals Inc. (NASDAQ: SCMP), a fast growth biotech company, from 2013 to 2018. She played a key role in its sale to Mallinckrodt Plc for $1.2 billion in February 2018. From 2007 to 2017, Ms. O'Connell has served as Executive Vice President, Chief Administrative Officer and Chief Financial Officer of Scholastic, Inc., a well-known publisher and distributor of children's books and a leading company in educational technology and children's media. From 2002 to 2007, Ms. O’Connell served on the Board of Beazer Homes (NYSE: BZH), a Fortune 500 homebuilder. Initially, Ms. O’Connell served on the Audit and Compensation Committees of Beazer Homes and in 2003 was named Audit Chair. We believe that Ms. O’Connell’s financial expertise and extensive financial experience at public companies make her qualified to serve on the Board.

Katharine Wolanyk has served as a director since January 2019. Ms. Wolanyk is a Managing Director at Burford Capital, LLC, where she leads the Chicago office as well as Burford’s intellectual property (“IP”) business. Ms. Wolanyk’s career spans the business, legal and engineering arenas, with a particular focus in IP. She was named a World’s Leading IP Strategist by Intellectual Asset Management (IAM) in 2015 through 2018 and writes and speaks frequently on IP issues. Prior to joining Burford, Ms. Wolanyk was President, Chief Legal Officer and a Board member of Soverain Software, an enterprise software company whose patent portfolio has been licensed extensively in the software and Internet retailing industries. Ms. Wolanyk also was IP counsel to Terremark Worldwide, Inc., a publicly traded IT solutions firm, General Counsel of Data Return LLC, a managed hosting provider, Senior Vice President of corporate development at Divine, Inc., a publicly traded enterprise software company a corporate attorney at Latham & Watkins LLP, and a systems engineer at Hughes Aircraft Company. Ms. Wolanyk earned her JD from the University of Chicago Law School, and a BS in engineering from Michigan State University. She has served on the University of Chicago Law School Visiting Committee and on the Board of Managers of the YMCA of Metropolitan Chicago. We believe that Ms. Wolanyk’s extensive business experience and IP expertise make her qualified to serve on the Board.

Isaac T. Kohlberg has served as a director since May 2019. Mr. Kohlberg has had a distinguished career protecting and commercializing IP for leading universities and research institutions. He currently is a Senior Associate Provost and Chief Technology Development Officer at Harvard University, where he is responsible for the strategic management and commercial development of all technologies and IP arising from Harvard's research enterprise. Mr. Kohlberg's role at Harvard University includes industry liaising and outreach, IP Management, business development, technology commercialization and the formation of startup companies and new ventures around Harvard technology platforms. In tandem, he is also responsible for generating, structuring, and negotiating research alliances and collaborations with industry and generating industry-sponsored research funding for Harvard faculty. Prior to joining Harvard in 2005, Mr. Kohlberg was the CEO of Tel Aviv University's Economic Corporation and head of Ramot, its technology transfer organization. Prior to his role at Ramot, Mr. Kohlberg held various roles at New York University ("NYU"), including Vice Provost, Vice President for Industrial Liaison (NYU's technology transfer program) and headed the Office of Science and Technology Administration at NYU School of Medicine. During his time at NYU, the institution entered into a major licensing agreement to develop Remicade, a humanized monoclonal antibody used in treatment of Crohn's Disease and other autoimmune diseases, which led to one of the largest royalty revenue streams generated by any university worldwide. Before joining NYU in 1989, Mr. Kohlberg was the CEO of YEDA, the commercial arm of the Weizmann Institute of Science in Israel. While at YEDA, Mr. Kohlberg negotiated and concluded major royalty-bearing license agreements. A few examples are an agreement with Teva Pharmaceutical Industries Ltd regarding Copaxone, which Teva Pharmaceuticals markets as a proprietary treatment for relapsing/remitting multiple sclerosis, and an agreement with the broadcasting encryption company NDS Group. Mr. Kohlberg has served as a Director at Anchiano Therapeutics Ltd (TLV: ANCN, NASDAQ: ANCN), a pivotal-stage biopharmaceutical company, since 2017 and as a Director at Clal Biotechnology Industries Ltd. (TLV: CBI), a life sciences investment company, since 2015. Mr. Kohlberg received his MBA from Institut Européen d'Administration des Affaires and LLB from Tel Aviv University. He also received a diploma in French culture and historical studies from the University of Strasbourg. We believe Mr. Kohlberg’s long-term experience in IP commercialization and development makes him qualified to serve on the Board.

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Jonathan Sagal is a Managing Director at Starboard Value LP, a New York-based investment advisor with a focused and fundamental approach to investing primarily in publicly traded U.S. companies. Prior to joining Starboard Value in June 2011, Mr. Sagal was an investment analyst at Casablanca Capital, an investment firm focused on shareholder activism. Previously, he was an investment analyst at Mill Road Capital, where he focused on long-term public and private equity investments in microcap companies, and Prentice Capital Management, where he focused on investments in consumer and retail companies. Prior to Prentice, he was an Investment Banking Analyst at the Mergers & Acquisitions group at Rothschild Inc. Mr. Sagal received an M.B.A. from Columbia Business School and graduated from Princeton University, where he received an A.B., summa cum laude, in Philosophy. We believe that Mr. Sagal’s extensive financial background and investment experience makes him qualified to serve on the Board.

Clifford Press has been a Managing Member of OPP, LLC, and its predecessor firm, Oliver Press Partners, LLC, an investment advisory firm since March 2005. Mr. Press currently serves as the Chief Executive Officer of Acacia Research Corporation (NASDAQ: ACTG), a position he has held since September 2019, and has served as a director of Acacia since June 2018. From 1986 to March 2003, Mr. Press served as a General Partner of Hyde Park Holdings, Inc., a private equity investment firm that he co-founded. From April 2016 to October 2019, Mr. Press served as a director of Quantum Corporation (OTC: QMCO), a provider of data storage solutions. From October 2016 until June 2018, Mr. Press served as a director of Stewart Information Services Corporation (NYSE: STC), a real estate information, title insurance and transaction management company. From March 2008 to November 2009, Mr. Press served as a director of Coherent Inc. (NASDAQ: COHR), a manufacturer of laser-based photonic products. From December 2011 until the company was acquired in February 2013, Mr. Press served as a director of SeaBright Holdings, Inc. (formerly NYSE: SBX), a specialty provider of multi-jurisdictional workers’ compensation insurance. From 2001 to June 2011, Mr. Press served as a director of GM Network Ltd., a private holding company providing Internet-based digital currency services. Mr. Press received his MA degree from Oxford University and an MBA degree from Harvard Business School. We believe that Mr. Press’s financial expertise and over 25 years of experience investing in a broad range of public and private companies, together with his extensive governance oriented public company board experience, makes him well qualified to serve on the Board.

Alfred V. Tobia, Jr. has served as a director since June 2018.  Mr. Tobia is currently Chairman of the Board and Chairman of the Nomination and Governance Committee of Harte Hanks.  Mr. Tobia co-founded Sidus Investment Management, LLC in 2000, overseeing the management of the Sidus equity funds and providing analysis to the firm’s credit fund until 2018. Mr. Tobia was previously a Senior Managing Director and Supervisory Analyst (1996 to 2000) within the data networking and telecommunication equipment sectors at Banc of America Securities (formerly Montgomery). From 1992 to 1996, he was a Senior Analyst at Wertheim Schroeder & Co., focusing on PC and entertainment software, data networking and special situations. Prior to that, Mr. Tobia was an analyst at Mabon Nugent & Co. (1986 to 1992), covering various sectors of technology.  Mr. Tobia graduated in 1986 from Lafayette College with an AB in Engineering with a concentration in Computer Science.  Mr. Tobia has extensive financial experience in both public and private companies and executive experience through the management of a small-cap investment fund. Mr. Tobia’s background and insights provide valuable expertise in corporate finance, strategic planning, and capital and credit markets. We believe Mr. Tobia’s extensive financial experience, and his executive and management experience make him qualified to serve on the Board.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market and, therefore, we are subject to the listing requirements of that market. In addition, our corporate governance guidelines require that at least two-thirds of the members of the Board meet the independence requirements of the Nasdaq Stock Market. The Board, with the assistance of outside counsel, reviews the professional relationships of potential and current directors, and has determined that Messrs. Kohlberg and Sagal and Messrs. O’Connell and Wolanyk, constituting a majority of our directors, are “independent” as defined in the Listing Rules of The Nasdaq Stock Market.

In addition, Mr. Sagal was appointed in connection with a Governance Agreement, dated as of November 18, 2019 and amended on January 7, 2020, by and among the Company and the entities and natural persons set forth on the signature pages thereto (the "Governance Agreement"). No company or organization that Mr. Sagal has worked at is a parent, subsidiary, or other affiliate of the Company. For more information regarding the Governance Agreement, please see "Director Qualification Standards - Contractual Rights of Starboard Value to Designate Nominees."

Board Leadership Structure

Our Bylaws provide the Board with flexibility to combine or separate the positions of Chairman and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Currently, the positions of Chairman and Chief Executive Officer are separate, with Ms. O’Connell serving as our Chairman and Mr. Press serving as our Chief Executive Officer. Our Board believes separating these roles promotes effective leadership, allowing our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on matters involving our Board and corporate governance.

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The Board does not currently have a lead independent director. The Board has determined that this structure is the most effective leadership structure for our Company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. In addition, our Audit, Compensation and Nominating and Governance Committees, which oversee critical matters such as our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting, our executive compensation program and the selection and evaluation of our directors and director nominees, each consist entirely of independent directors.

Risk Oversight

The Board is actively involved in the oversight of risks, including credit, liquidity, operational, legal and regulatory, information technology, cybersecurity, data privacy and reputational risks that could affect our business. The Board does not have a standing risk management committee but administers this oversight function directly through the Board as a whole, as well as through committees of the Board. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting. The Nominating and Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important corporate governance principles and practices and by considering risks related to our director nominee evaluation process. The Compensation Committee assists the Board in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe the Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Board Meetings and Committees

The Board held a total of thirty meetings and committees of the Board held a total of seventeen meetings during the fiscal year ended December 31, 2020. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board and the total number of meetings of all committees of the Board on which that director served. The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, an Investment Committee and a Strategic Committee. In 2020, the Board adopted amended charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, each of which may be viewed on our website at www.acaciaresearch.com.

Audit Committee. The Audit Committee currently consists of Mr. Kohlberg and Mses. O’Connell and Wolanyk, each of whom is independent under the listing standards of the Nasdaq Stock Market. Ms. O’Connell currently serves as the Chairman of the Audit Committee. The Audit Committee held seven meetings during the fiscal year ended December 31, 2020.

The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles, financial reporting practices and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm.

The Board has determined that Ms. O’Connell is an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee. The Compensation Committee currently consists of Mr. Kohlberg and Mses. Wolanyk and O’Connell, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Kohlberg currently serves as the Chairman of the Compensation Committee. The Compensation Committee held five meetings during the fiscal year ended December 31, 2020.

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Our executive compensation program is administered by the Compensation Committee. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board as well as administering our equity compensation plans. In making decisions regarding executive compensation, the Compensation Committee considers many factors including recommendations from our compensation advisory firm, evaluation of our peer group, the input of our management and other directors. In addition, the Compensation Committee establishes compensation programs that do not encourage excessive risk taking by our named executive officers and we have determined that it is not reasonably likely that our compensation and benefit plans and policies would have a material adverse effect on our company.

For more information on the responsibilities and activities of the Compensation Committee see “Executive Compensation and Related Information” beginning on page 29 of this Proxy Statement.

Nominating and Governance Committee. The Nominating and Governance Committee currently consists of Ms. Wolanyk and Messrs. Kohlberg and Sagal, each of whom is independent under the listing standards of the Nasdaq Stock Market. Ms. Wolanyk currently serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held five meetings during the fiscal year ended December 31, 2020. The Nominating and Governance Committee recommended director nominees to the Board for election at the Annual Meeting. The charter for the Nominating and Governance Committee provides that, among its specific responsibilities, the Committee shall:

•	Establish criteria and qualifications for Board membership, including standards for assessing independence;

•	Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

•	Recommend to the Board candidates for election or reelection at each annual meeting of stockholders;

•	Annually review our corporate governance processes, and our governance principles, including such issues as the Board’s organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board;

•	Administer our corporate Codes of Conduct and annually review and assess the adequacy of the corporate Codes of Conduct and recommend any proposed changes to the Board. Specifically, the Nominating and Governance Committee shall discuss with management its compliance with the corporate Codes of Conduct, including any insider and affiliated party transactions, and our procedures to monitor compliance with the corporate Codes of Conduct;

•	Review periodically with our Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives, and make recommendations to the Board regarding the selections of individuals to fill these positions;

•	Oversee the continuing education of existing directors and the orientation of new directors;

•	Monitor the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board’s performance and procedures, including an evaluation of individual directors, and of the Board’s committees;

•	Review and discuss with management disclosure of the Company's corporate governance practices, director independence and the director nominations process, and recommend that this disclosure be included in the Company's proxy statement or annual report on Form 10-K, as applicable; and

•	Assess annually the performance of the duties specified in the Nominating and Governance Committee Charter by the Nominating and Governance Committee and its individual members.

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Strategic Committee. The Strategic Committee was established on November 14, 2019 in connection with the Governance Agreement. The Strategic Committee is tasked with, among other things, sourcing and performing due diligence on potential acquisition targets and intellectual property or other investment opportunities, with the goal of finding one or more strategic investments in connection with the Securities Purchase Agreement dated November 18, 2019 (the “Securities Purchase Agreement”), by and among the Company and certain funds and accounts affiliated with, or managed by, Starboard Value (collectively, “Starboard”). The members of the Strategic Committee are Clifford Press, Alfred V. Tobia, Jr. and Jonathan Sagal. Mr. Press currently serves as the Chairman of the Strategic Committee.

For more information regarding the Governance Agreement and the Securities Purchase Agreement, please see "Director Qualification Standards - Contractual Rights of Starboard Value to Designate Nominees."

Director Qualification Standards

There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

•	the highest ethical standards and integrity;

•	a willingness to act on and be accountable for Board decisions;

•	an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues;

•	a history of achievement that reflects high standards for the director candidate and others;

•	loyalty and commitment to driving our success;

•	the independence requirements imposed by the SEC and the Nasdaq Stock Market; and

•	a background that provides a portfolio of experience, qualifications, attributes, skills and knowledge commensurate with our needs.

In addition, our corporate governance guidelines provide that the Nominating and Governance Committee will consider the diversity of business experience or other background characteristics of members of the Board. Examples of this include management experience, financial expertise and educational background. The Nominating and Governance Committee and the Board believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation. As of December 31, 2020, one third of our directors were women. We continue to work to cultivate an inclusive working environment and improve board diversity.

The Nominating and Governance Committee has the following policy with regard to the consideration of any director candidates recommended by security holders:

•	A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Corporate Secretary, Acacia Research Corporation, 4 Park Plaza, Suite 550, Irvine, California 92614, of his or her intention to make such a nomination. The notice of nomination must have been received by the Secretary at the address below no earlier than the close of business on January 12, 2022 and no later than the close of business on February 11, 2022, in accordance with our Bylaws, in order to be considered for nomination at the next annual meeting.

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•	The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the Nasdaq Stock Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

The Nominating and Governance Committee considers director candidates that are suggested by members of the Nominating and Governance Committee and the full Board, as well as management and stockholders. The Nominating and Governance Committee may, in the future, also retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion. The process by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals.

Contractual Rights of Starboard Value to Designate Nominees. In 2019, the Board began a process to evaluate a wide range of strategic options with the goal of maximizing value for all stockholders and serving the best interests of the Company’s stakeholders. As a result of this strategic review, on November 18, 2019, the Company entered into the Securities Purchase Agreement with Starboard pursuant to which Starboard made a $35 million strategic investment in the Company’s Series A Preferred Stock.

As part of that investment, the Board granted to Starboard certain rights related to the Company’s corporate governance, including director designation rights. Pursuant to the Governance Agreement, the Company agreed to nominate and appoint Jonathan Sagal (the “Initial Appointee”) Subject to certain limitations set forth in the Governance Agreement, during the Governance Period (as defined below), the Company agreed that (i) Mr. Sagal would be a member of the Nominating and Governance Committee, and (ii) Starboard has the right to recommend two additional director nominees to the Board (together with the Initial Appointee, the “Starboard Appointees”).

If there is a vacancy on the Board during the Governance Period as a result of any Starboard Appointee no longer serving on the Board for any reason, then Starboard will be entitled to designate a replacement thereof (each a “Replacement Director”); provided that at such time certain criteria set forth in the Governance Agreement are satisfied, including that Starboard satisfy a minimum ownership threshold. Prior to being appointed to the Board, the Starboard Appointee (or a Replacement Director thereof) is required to deliver an irrevocable resignation letter pursuant to which he or she will resign automatically and immediately if Starboard fails to satisfy the minimum ownership threshold. Mr. Sagal delivered this resignation letter to the Board prior to his appointment.

The Company agreed that, without the prior written consent of Starboard, the Board will take all necessary action so that the size of the Board will not exceed seven directors during the period from November 18, 2019 until the end of the Governance Period.

Pursuant to the Governance Agreement, the Board agreed to nominate, recommend, support and solicit proxies for Jonathan Sagal, the Initial Appointee, for election at the 2020 annual meeting of stockholders for a term expiring at the Annual Meeting. In addition, during the Governance Period, Starboard has agreed not to (i) nominate or recommend for nomination any person for election as a director at any stockholder meeting, (ii) submit any stockholder proposals for consideration at, or bring any business before, any stockholder meeting or (iii) initiate, encourage or participate in any “vote no,” “withhold” or similar campaign with respect to the Company’s common stock.

Starboard agreed, from the date of the Governance Agreement until the earlier of (i) the date that is 15 days prior to the deadline for the submission of stockholder nominations for the Company’s 2020 annual meeting of stockholders pursuant to the Company’s organizational documents and (ii) the date that is 100 days prior to the first anniversary of the Company’s 2019 annual meeting of stockholders (the “Governance Period”), to customary standstill restrictions. Starboard has an option to extend the Governance Period by one-year periods, subject to certain limitations, and has exercised this option such that the Governance Period is now extended until the earlier of (x) the date that is 15 business days prior to the deadline for the submission of stockholder nominations for the Company’s 2022 annual meeting of stockholders pursuant to the Company’s organizational documents and (y) the date that is 100 days prior to the first anniversary of the Annual Meeting. The Governance Agreement terminates upon the expiration of the Governance Period.

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Codes of Conduct

The Code of Conduct for Employees and Directors and corporate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers may be viewed on our website at www.acaciaresearch.com. The corporate Code of Conduct for Employees and Directors applies to all of our officers, directors and employees. The Code of Conduct for Chief Executive Officer and Other Senior Financial Officers is an additional code that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Any waiver of the corporate Code of Conduct for Employees and Directors may be made only by the Board and must be promptly disclosed to stockholders in the manner required by applicable law. Any waiver of the Code of Conduct for Chief Executive Officer and Other Senior Financial Officers may be made only by the Audit Committee and must be promptly disclosed to stockholders in the manner required by applicable law.

Environmental, Social, and Governance Matters

We are committed to environmental, social and governance (“ESG”) matters at the Company and being a responsible corporate citizen and are proud of our contribution to the lives of all the people that we deal with, all over the globe. We incorporate sustainability into every business decision we make. We build durable, scalable programs, products and services and set long-term goals for ESG performance, including governance and the environment. To that end:

•	Culture and Human Capital - People and culture are at the core of our business. We have an exceptionally talented team working to implementing our unique business plan. Our team comes from disparate backgrounds and brings a range of highly developed individual skills to our common endeavor. We value each individual contribution that advances our common goals. Accordingly, we are committed to implementing an inclusive team and culture that gives each individual an opportunity to make their greatest individual contribution. We seek to provide an engaging work experience that excites and motivates our people to deliver their best. Our culture values and leverages the uniqueness and broad perspective of each employee to allow our employees to build meaningful careers and ensure our success as a company. Everyone who works at Acacia is involved in fostering our culture, considering employee rewards and benefits and building the overall employee experience.

•	Safety & Health - We are proud to offer all of our employees comprehensive health care benefits. During the global pandemic, we prioritized the health and safety of our employees from the outset. We have implemented remote work for employees, including senior management. We have significantly reduced travel and physical contact to help protect not only our employees but also the communities in which we live. We have also arranged for safe transportation options for those employees who have needed to work in the office.

•	Ethics & Compliance - We maintain Corporate Code of Conduct (“Code”), which is available on our website, at https://acaciaresearch.com/ACTG/corporate_governance. This Code is the foundation of our high-level commitment to ensuring our officers, directors, and employees act at all times in an honest and ethical manner in connection with their service to the Company.

Insider Trading Policy

Our corporate Insider Trading Policy may be viewed on our website at www.acaciaresearch.com. The Insider Trading Policy applies to all of our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions.

Clawback Policy

If we are required, as a result of misconduct, to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our executive officers, including named executive officers, may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they received as a result of the material noncompliance.

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Stock Ownership Guidelines

In 2021, our Board of Directors adopted Stock Ownership Guidelines requiring that all directors and executive officers, including our named executive officers, own a significant ownership interest in our common stock, subject to a phase-in period, in order to align their interests with those of our stockholders. The policy requires that our directors and executive officers own equity as follows:

•	5X for the Chief Executive Officer and the President;
•	3 X for all other employees with a “Chief” or “Executive Vice President” title and members of the Board of Directors; and
•	1X for any other “executive officers” not addressed above.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to Maureen O’Connell, Chairman, Acacia Research Corporation, c/o Jennifer Graff, Corporate Secretary, 4 Park Plaza, Suite 550, Irvine, California 92614. Our Corporate Secretary will act as agent for the Chairman in facilitating such direct communications to the Board in accordance with our Policy Statement on Corporate Communications to Investors and Media. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. Please refer to our website at www.acaciaresearch.com for changes in this process.

Stockholder Engagement

We maintain an open and interactive dialogue with our stockholders. Our relationship with our stockholders, as the owners of our Company, is an important part of our success and our management team believes that active stockholder engagement is an important source of strategic and investment insight. Our stockholders' views are shared with our Board, and incorporated in discussions of our strategy, operational performance, financial results, corporate governance, compensation programs, and related matters.

Our management team is primarily responsible for investor relations. Direct and open stockholder engagement drives increased corporate accountability, improves decision making, and ultimately creates long-term value. Our management team provides regular updates to our Board regarding stockholder feedback.

During 2020, we conducted an extensive stockholder outreach effort which included reaching out to stockholders representing over 75% of our outstanding shares, including one-on-one calls or video conferences with 90% of our top-10 largest stockholder holders and 80% of our top-20 largest stockholders to solicit their feedback and hear their views on the Company’s practices and policies as we evolve. Members of our management team, including our Chief Executive Officer and Chief Investment Officer, participated in each of these conversations. In addition to these conversations, we maintain ongoing dialogue with many of our investors through our investor relations program and have made a concentrated effort to engage with stewardship and governance contacts throughout the year.

We heard from stockholders that there is a strong desire to keep executive salaries in-line with companies of our size and to reasonably reward positive performance as we evolve as a Company and generate long-term value. Our Board of Directors has reviewed this feedback and incorporated it into the Company’s compensation policies.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Five of our directors attended our 2020 annual meeting of stockholders.

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2020 DIRECTOR COMPENSATION TABLE

The following table provides fiscal year 2020 compensation information for our non-employee directors who served on the Board during 2020:

Current Members of the Board of Directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non-qualified Deferred Compensa- tion Earnings ($)	All Other Compensation ($)	Total ($)
Maureen O'Connell	185,000	120,000	–	–	–	–	305,000
Katharine Wolanyk	95,000	120,000	–	–	–	–	215,000
Isaac T. Kohlberg	215,000	–(2)	–	–	–	–	215,000
Jonathan Sagal	80,000	120,000	–	–	–	–	200,000

Prior Members of the Board of Directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non-qualified Deferred Compen- sation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Luis E. Rinaldini(3)	15,692	–	–	–	–	–	15,692

____________

(1)	Amounts shown represent the aggregate grant date fair value of stock option awards granted to the directors as determined pursuant to ASC Topic 718, “Compensation - Stock Compensation,” or ASC Topic 718. The methodology used to calculate the value of stock options is set forth under Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 29, 2021.
(2)	Mr. Kohlberg has elected to receive his compensation in a combination of cash and stock beginning in 2021.
(3)	Mr. Rinaldini was appointed to the Board on May 6, 2019 and resigned from the Board on March 11, 2020.

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PROPOSAL NO. 2:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP, or BDO, was recommended by the Audit Committee, and approved by the Board, to act as our independent registered public accounting firm for the fiscal year ending December 31, 2021. We are asking our stockholders to ratify this selection at the Annual Meeting.

Although this selection is not required to be submitted to a vote of our stockholders, the Audit Committee believes it is appropriate as a matter of good corporate governance to request that our stockholders ratify the selection. If our stockholders do not ratify the selection, the Audit Committee will consider the selection of another independent registered public accounting firm, but is not required to select a different firm. Even if our stockholders ratify the selection, the Audit Committee will retain the discretion to select a different independent registered public accounting firm in the future if it believes doing so is in the best interests of our Company and our stockholders.

Transition of Audit Firms

Grant Thornton LLP, or GT, our former independent registered public accounting firm, audited our consolidated financial statements for the fiscal years ended December 31, 2020 and 2019. The Audit Committee, with the assistance of management, conducted an auditor review and selection process in order to select the firm to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. As a result, the Audit Committee recommended to the Board, and the Board approved, the dismissal of GT on April 10, 2021. On April 12, 2021, the Audit Committee recommended, and the Board approved, the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

GT’s audit reports on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2020 and December 31, 2019 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2019, respectively, and the subsequent interim period, there were no (i) “disagreements,” as such term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and the related instructions thereto (“Regulation S-K”), with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of GT, would have caused GT to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for the relevant year, or (ii) “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

On April 13, 2021, the Company filed a Current Report on Form 8-K (the “Current Report”) disclosing the dismissal of GT and engagement of BDO. In accordance with Item 304(a)(3) of Regulation S-K, the Company provided GT with a copy of the disclosures it was making in the Current Report prior to the filing of the Current Report. The Company requested that GT furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in the Current Report as promptly as possible so that the Company can file the letter with the SEC within ten business days after the filing of the Current Report.

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2019, respectively, and the subsequent interim period through April 11, 2021, neither the Company nor any person on its behalf consulted with BDO with respect to either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are described in Items 304(a) (1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively.

Attendance at Annual Meeting

Representatives of BDO and GT are expected to be present virtually at the Annual Meeting, will be given the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders who are present virtually at the Annual Meeting.

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Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our capital stock present virtually or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. This proposal is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal. Abstentions will be the equivalent of a vote against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Audit and Related Fees

Grant Thornton LLP served as our independent registered public accounting firm for the years ended December 31, 2020 and 2019. Fees billed in connection with services rendered by Grant Thornton LLP for each of these fiscal years are set forth in the table below (on a consolidated basis including Acacia and its subsidiaries).

Period:	Audit Fees(1) ($)	Audit Related Fees(2) ($)	Tax Fees(3) ($)	All Other Fees(4) ($)
Fiscal Year Ended December 31, 2020	329,657	10,000	93,420	105,373
Fiscal Year Ended December 31, 2019	532,000	32,000	183,000	–

____________

(1)	Includes fees for professional services rendered for the audit of our annual consolidated financial statements included in our Form 10-K, the audit of the effectiveness of our internal control over financial reporting on the Form 10-K, consent fees, and for reviews of our consolidated financial statements included in our quarterly reports on Form 10-Q.
(2)	Includes fees for professional services rendered for audit related work performed for certain stand-alone operating subsidiaries during the period.
(3)	Includes fees for professional services rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.
(4)	Includes fees for professional services rendered in connection with diligence, general advisory, and transaction related advice.

Audit Committee Pre-Approval Policy

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. At the beginning of the fiscal year, the Audit Committee pre-approves the engagement of the independent registered public accounting firm to provide audit services based on fee estimates. The Audit Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Audit Committee receives information on the status of services provided or to be provided by the independent registered public accounting firm and the related fees. All of the services performed by Grant Thornton LLP for the fiscal years ended December 31, 2020 and 2019, respectively, were pre-approved by the Audit Committee.

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for 2020, which include our consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2020, and the notes thereto.

Composition. The Audit Committee of the Board is comprised of three independent directors and operates under a written charter adopted by the Board. The members of the Audit Committee currently are Mr. Kohlberg and Mses. O’Connell and Wolanyk. The Board determined that each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and of Section 10A of the Exchange Act, that each member is able to read and understand financial statements, and that Ms. O’Connell qualifies as an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Responsibilities. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as our independent registered public accounting firm. Management has primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Grant Thornton LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2020 and 2019, respectively, was responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to oversee these processes.

Review with Management and Grant Thornton. The Audit Committee has reviewed our consolidated audited financial statements and held discussions with management and Grant Thornton LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Grant Thornton LLP also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence.

Conclusion. Based upon the Audit Committee’s discussions with management and Grant Thornton LLP, the Audit Committee’s review of the representations of management and the report of Grant Thornton LLP to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC.

This report is submitted by the Audit Committee of the Board.

Maureen O'Connell
Isaac T. Kohlberg
Katharine Wolanyk

21

PROPOSAL NO. 3:

NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

As required by Section 14A of the Exchange Act, the Board is submitting a separate resolution for our stockholders to approve on a non-binding, advisory basis the compensation of our named executive officers. This is an opportunity for our stockholders, through what is commonly referred to as a “say-on-pay” vote, to endorse or not endorse our executive compensation program. At each of our annual meetings of stockholders from 2011 to 2020, we provided our stockholders with the same opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed in the Proxy Statement for each meeting. We have considered the results of those votes in structuring our compensation programs and practices. We are providing our stockholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers at the Annual Meeting. After the Annual Meeting, we expect to hold our next non-binding, say on pay advisory vote at our 2022 annual meeting of stockholders.

Summary

We are asking our stockholders to approve on a non-binding, advisory basis the compensation of our named executive officers, as such compensation is described in the “Executive Compensation and Related Information” section, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement. In addition to the information set forth below, we urge our stockholders to review the entire “Executive Compensation and Related Information” section of this Proxy Statement for more information regarding the compensation of our named executive officers.

Our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of long-term and strategic goals and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure that the compensation programs achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

Required Vote

We believe that the information provided above and in the “Executive Compensation and Related Information” section, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement demonstrates that our executive compensation program effectively ensures that the interests of our named executive officers are aligned with the interests of our stockholders and with our short- and long-term goals.

You have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to the compensation of our named executive officers:

“RESOLVED, that the stockholders of Acacia Research Corporation approve, on a non-binding, advisory basis, the compensation of the named executive officers of Acacia Research Corporation as disclosed in Acacia Research Corporation’s Definitive Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation and Related Information” section, the Summary Compensation Table, and the other related tables and disclosure.”

The non-binding, advisory vote on the compensation of our named executive officers is not binding on us, our Compensation Committee or our Board. However, we value the opinions of our stockholders on executive compensation matters. We have considered and will continue to consider our stockholders’ concerns and have evaluated and will continue to evaluate the appropriate actions to address those concerns.

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The affirmative vote of the holders of a majority of the outstanding shares of our capital stock present virtually or by proxy and entitled to vote at the Annual Meeting is required to approve the compensation of our named executive officers. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE “EXECUTIVE COMPENSATION AND RELATED INFORMATION" SECTION, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

23

PROPOSAL NO. 4:

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTE REQUIREMENTS FOR SPECIFIED CORPORATE ACTIONS

Our Board of Directors has unanimously approved and recommends that our stockholders approve an amendment to the Amended and Restated Certificate of Incorporation to eliminate the supermajority stockholder approval requirements for specified corporate actions, including amendment of our Bylaws. The specific amendments to our Amended and Restated Certificate of Incorporation that are necessary to make these changes are included in the Certificate of Amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) attached to this Proxy Statement as Appendix A, and are incorporated herein by reference.

Delaware law grants stockholders the right to amend, adopt, alter and repeal the bylaws of a corporation subject to the voting requirements set forth in a corporation’s certificate of incorporation. Our current Certificate of Incorporation requires 66-2/3% of the voting power of the capital stock of the Company for the stockholders to adopt, amend, alter or repeal any provisions of our Bylaws.

If this Proposal No. 4 is approved, upon the filing with the Secretary of State of the State of Delaware, the Certificate of Amendment will require 66 and 2/3 percent of the voting power of the capital stock of the Company entitled to vote thereon to adopt, amend, alter or repeal any provision of our Bylaws.

This summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment attached hereto as Appendix A.

Advantages of Eliminating the Supermajority Vote Requirement

The Board recognizes that a majority voting standard for effecting changes to our Bylaws increases the ability of stockholders to participate in governance of the Company and aligns the Company with recognized best practices in corporate governance.

Required Vote

The affirmative vote of 66 and 2/3 percent of the voting power of our capital stock entitled to vote on this proposal is required to approve this Proposal No. 4. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal.

For the reasons stated above, our Board of Directors believes that approval of this proposal is in our best interests and the best interests of our stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATE CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY STOCKHOLDER APPROVAL REQUIREMENTS FOR SPECIFIED CORPORATE ACTIONS AS SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

25

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of March 15, 2021, by (i) all persons known to us to beneficially own five percent (5%) or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers as identified in the “Summary Compensation Table” of the “Executive Compensation and Related Information” section of this Proxy Statement, and (iv) all directors and executive officers as a group.

Beneficial Owner	Common Stock, Restricted Stock and Restricted Stock Units	Shares of Commons Stock Issuable Upon Exercise of Options	Amount of Direct Beneficial Ownership of Common Stock	Amount of Indirect Beneficial Ownership of Commons Stock	Percent of Class(1)
Named Executive Officers(2):
Clifford Press(3)	488,462	–	38,462	–	*
Alfred V. Tobia, Jr.(3)	588,462	–	138,462	–	*
Marc W. Booth	195,850	–	195,850	–	*
Richard Rosenstein(4)	86,500	–	–	–	*
Directors:
Maureen O’Connell	138,914	–	138,914	–	*
Katharine Wolanyk	113,914	–	113,914	–	*
Isaac T. Kohlberg	–	–	–	–	–
Jonathan Sagal	75,682	–	75,682	–	*
All Directors and Executive Officers as a Group (eight persons)	1,687,784	–	701,284	–	1.42%

* Less than one percent

____________

(1)	The percentage of shares beneficially owned is based on 49,279,453 shares of our common stock outstanding as of March 15, 2021. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock that may be acquired within 60 days after March 15, 2021, pursuant to the exercise of options warrants or other rights, are deemed to be outstanding and beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.
(2)	The address for each of our directors and executive officers is our principal executive office located at Acacia Research Corporation, 767 Third Avenue, Suite 602, New York, NY 10017.
(3)	Each of Messrs. Press and Tobia hold 450,000 restricted stock units which will vest on September 22, 2022 if certain performance objectives based on absolute rates of return with respect to the Company's common stock are achieved by that date. These restricted stock units do not vest within 60 days after March 15, 2021 and are therefore excluded from beneficial ownership.
(4)	Richard Rosenstein was appointed Chief Financial Officer on May 29, 2020. Mr. Rosenstein was engaged as a consultant to the company from April 1, 2020 through May 28, 2020. Mr. Rosenstein holds 86,500 restricted stock units which will vest in equal installments over a three-year period until June 4, 2023. These restricted stock units do not vest within 60 days after March 15, 2021 and are therefore excluded from beneficial ownership.

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Amount and Nature of Beneficial

Ownership of Common Stock

Beneficial Owner	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Ownership	Total	Percent of Class(1)
5% Stockholders:
BlackRock, Inc.(2)	2,506,281	–	2,542,310	–	2,542,310	2,542,310	5.16%
Bank of Montreal(3)	2,607,935	10,195	2,790,583	150,111	2,949,747	2,949,747	5.99%
Renaissance Technologies LLC(4)	2,820,300	–	2,820,300	–	2,820,300	2,820,300	5.72%
Invesco Ltd.(5)	2,552,024	–	2,555,321	–	2,555,321	2,555,321	5.19%

____________

(1)	The percentage of shares beneficially owned is based on 49,279,453 shares of our common stock outstanding as of March 15, 2021. Beneficial ownership is determined under rules and regulations of the SEC.
(2)	The information reported is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 29, 2021. According to the Schedule 13G/A, the address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.
(3)	The information reported is based solely on a Schedule 13G/A filed with the SEC by Bank of Montreal on February 13, 2015. According to the Schedule 13G/A, the address for Bank of Montreal is 1 First Canadian Place, Toronto, Ontario, Canada MSX 1A1. The total for Bank of Montreal includes 8,210 shares held in one or more employee benefit plans where BMO Harris Bank N.A., a subsidiary of Bank of Montreal, as directed trustee, may be viewed as having voting or dispositive authority in certain situations pursuant to SEC and Department of Labor regulations or interpretations. Pursuant to Rule 13d-4 under the Act, inclusion of such shares in this statement shall not be construed as an admission that the Reporting Person or its subsidiaries are, for purposes of Section 13(d) or 13(g) of the Act, the beneficial owners of such securities.
(4)	The information reported is based solely on a Schedule 13G/A filed with the SEC by Renaissance Technologies LLC on February 11, 2021. According to the Schedule 13G, the address for Renaissance Technologies LLC is 800 Third Ave. New York, NY 10022.
(5)	The information reported is based solely on a Schedule 13G filed with the SEC by Invesco Ltd. on February 16, 2021. According to the Schedule 13G, the address for Invesco Ltd. is 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309.

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Amount and Nature of Beneficial

Ownership of Series A Preferred Stock

Beneficial Owner	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Ownership	Total	Percent of Class(1)
5% Stockholders:
Starboard Value LP(2)	9,589,042(3)	–	350,000	–	350,000	350,000	100.00%

____________

(1)	The percentage of shares beneficially owned is based on 350,000 shares of Series A Preferred Stock outstanding as of January 14, 2021. Beneficial ownership is determined under rules and regulations of the SEC.
(2)	These securities are held by various managed accounts and funds to which Starboard Value serves as the investment manager, including, without limitation, Starboard Value and Opportunity S LLC, Starboard Value and Opportunity C LP, Starboard Value and Opportunity Master Fund L LP, Account Managed by Starboard Value LP, Starboard Value and Opportunity Master Fund Ltd, and Starboard X Master Fund Ltd. Starboard Value also serves as the manager of Starboard Value and Opportunity S LLC. Starboard Value R LP acts as the general partner of Starboard Value and Opportunity C LP. Starboard Value L LP acts as the general partner of Starboard Value and Opportunity Master Fund L LP. Starboard Value GP LLC ("Starboard Value GP") acts as the general partner of Starboard Value. Starboard Principal Co LP ("Principal Co") acts as a member of Starboard Value GP. Starboard Principal Co GP LLC ("Principal GP") acts as the general partner of Principal Co. Each of Jeffrey C. Smith and Peter A. Feld acts as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Each of the foregoing disclaims beneficial ownership of these securities except to the extent of its or his pecuniary interest therein.
(3)	Represents the voting power of the Series A Preferred Stock calculated on an as-converted basis, based on a conversion price of $3.65.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Summary

This narrative discussion of the compensation policies and arrangement that apply to our named executive officers is intended to assist your understanding of, and to be read in conjunction with, the Summary Compensation Table and related disclosures set forth below. We are a smaller reporting company, and therefore, we are eligible to comply with the executive compensation disclosure rules applicable to a smaller reporting company as defined in applicable SEC rules and regulations.

For the 2020 fiscal year, our named executive officers were as follows:

•	Clifford Press, our Chief Executive Officer
•	Alfred V. Tobia, Jr., our President and Chief Investment Officer
•	Marc W. Booth, our Chief Intellectual Property Officer
•	Richard Rosenstein, our Chief Financial Officer (appointed May 29, 2020)
•	Meredith Simmons, our former General Counsel (appointed May 29, 2020 and terminated October 14, 2020)

Overview and Objectives of Our Executive Compensation Programs

Our compensation policies for executive officers seek to align our executive officers' interests and motivations with those of our stockholders by rewarding both short and long-term objectives. Overall compensation of our executive officers should provide a competitive level of total compensation that enables us to attract, retain and incentivize highly qualified executive officers with the background and experience necessary to lead the company and achieve its business goals.

We view 2020 as a foundational year as we transition away from our legacy businesses. When considering compensation for our executives in 2020 we determined that our executives were able to achieve a number of key strategic objectives, including obtaining financing through our strategic partnership with Starboard, completing a milestone transaction acquiring shares in 18 public and private life sciences companies, and reinvigorating our patent assertion business. As the Company continues to grow and evolve the Compensation Committee and Board intends to review and modify our compensation policies to ensure that we attract, motivate and retain highly skilled employees to execute on our strategic objectives.

Base Salary

The base salaries of our named executive officers in fiscal year 2020 were:

Name of Executive	Position	Base Salary ($)
Clifford Press	Chief Executive Officer	475,000
Alfred V. Tobia, Jr.	President and Chief Investment Officer	475,000
Marc W. Booth(1)	Chief Intellectual Property Officer	425,000
Richard Rosenstein(2)	Chief Financial Officer	425,000
Meredith Simmons(3)	Former General Counsel	400,000

____________

(1)	Mr. Booth’s salary was increased to $425,000, effective June 19, 2020.
(2)	Mr. Rosenstein was appointed Chief Financial Officer, effective May 29, 2020.
(3)	Ms. Simmons was appointed General Counsel, effective May 29, 2020 and was terminated on October 14, 2020.

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Annual Incentive Compensation

The Compensation Committee also noted that in addition to being a foundational year, in 2020 - the Company successfully negotiated financing terms with its strategic partner and was able to complete a successful acquisition of life sciences equity securities in a portfolio of public and private companies, all while navigating the challenges of the COVID-19 pandemic.  In determining whether our executives were eligible for a bonus in fiscal year 2020, our Compensation Committee considered each officer’s performance in in achieving the company’s strategic objectives during 2020, the stock price performance of the Company and the total compensation of each executive officer.  Accordingly, the Compensation Committee awarded the following cash awards to our named executive officers in fiscal year 2020:

Named Executive Officer	Discretionary Bonus ($)
Clifford Press(1)	712,500
Alfred V. Tobia, Jr.(1)	712,500
Marc W. Booth(3)(4)	328,750
Richard Rosenstein(2)(4)	435,000
Meredith Simmons(5)	–

____________

(1)	Messrs. Press and Tobia were each paid a bonus equal to 150% of their annual salary. Each of Messrs. Press and Tobia met the targets established in their Employments Agreements (as defined below) to earn a bonus in the amount equal to 150% of their annual salary.
(2)	Mr. Rosenstein was paid a bonus equal to 100% of his annual salary. Mr. Rosenstein met the targets set by the Board to earn a bonus in the amount of 100% of his annual salary.
(3)	Mr. Booth was paid a bonus equal to 75% of his annual salary. Mr. Booth met the targets set by the Board to earn a bonus in the amount of 75% of his annual salary.
(4)	Messrs. Booth and Rosenstein earned an additional bonus of $10,000 for their work on the portfolio of securities the company acquired from LF Equity Income Fund on June 4, 2020.
(5)	Ms. Simmons was terminated on October 14, 2020 and did not receive a discretionary bonus for 2020.

Equity Compensation

To align compensation with long term performance, our equity compensation plan allows for the grant of stock options, restricted stock units and restricted stock awards to our named executive officers and other employees. Each named executive officer is eligible to be considered for an annual equity award.

The chart below shows the number of equity grants to our named executive officers during the 2020 fiscal year.

Name	Restricted Stock Units	Restricted Stock Awards	Number of Fair Market Priced Options
Clifford Press	–	–	–
Alfred V. Tobia, Jr.	–	–	–
Marc W. Booth(1)	–	100,000	–
Richard Rosenstein(2)	86,500	–	–
Meredith Simmons(3)	80,000	–	–

____________

(1)	One-sixth of the restricted stock awards vest every six months for three years beginning from the grant date.
(2)	One-third of the restricted stock units vest every year for three years beginning from the grant date.
(3)	Ms. Simmons was terminated on October 14, 2020 before any of the restricted stock units had vested and her restricted stock units were cancelled upon termination.

Employee Benefits and Perquisites

The named executive officers participate in our employee benefits programs that are provided to all of our employees, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law. There are no additional benefits or perquisites applicable exclusively to any of the named executive officers, except that our Chief Executive Officer, President and Chief Investment Officer, Chief Financial Officer and former General Counsel received additional medical insurance benefits.

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Employment Agreements

Messrs. Press and Tobia

Each of Messrs. Press and Tobia has entered into an Employment Agreement (the “Employment Agreements”) with the Company and Acacia Research Group LLC, the Company’s primary operating subsidiary (“ARG”), pursuant to which they have agreed to devote substantially all of their working time and efforts to Acacia's business. Pursuant to the terms of the Employment Agreements, each of Messrs. Press and Tobia (i) are entitled to receive an annual salary of $475,000 (subject to increase), (ii) are eligible to receive an annual bonus to be determined by the Compensation Committee in accordance with annual performance objectives established by the Compensation Committee on an annual basis, (iii) received an initial grant of restricted stock units (the “Initial Equity Grant”), having a grant date fair value of $650,000, that will vest based on the achievement of certain performance objectives based on absolute rates of return with respect to the Company’s common stock at the end of a three-year period, and (iv) received a one-time payment of $350,000 as an inducement to their accepting their positions with the Company. Additionally, each of Messrs. Press and Tobia have the right to purchase up to 7.5 percent of the Company’s common stock and the Company will take such actions as may be necessary to permit such purchases under the Company’s Tax Benefits Preservation Plan. Further, each of Messrs. Press and Tobia have forfeited 43,478 restricted stock awards that they received in 2019 in connection with their service as members of the Company’s Board of Directors. Under their Employment Agreements, each of Messrs. Press and Tobia also agree to be subject to and comply with the Company’s policies related to their outside business activities.

The Employment Agreements provide for certain payments to each of Messrs. Press and Tobia upon termination by the Company without Cause or upon resignation by them for Good Reason (as such terms are defined in the Employment Agreements). Upon termination by the Company for Cause or upon the resignation by Mr. Press or Mr. Tobia without Good Reason, each of Messrs. Press and Tobia, as applicable, is entitled to receive payment for (i) any earned but unpaid salary, (ii) any earned but unused vacation time, (iii) reimbursement for business expenses incurred but not yet paid, and (iv) any other payments or benefits to which he may be entitled (collectively, the “Accrued Obligations”).

Upon termination by the Company without Cause or resignation for Good Reason, each of Messrs. Press and Tobia are entitled to receive, in addition to the Accrued Obligations, (i) a severance payment equal to 1.5 times their annual salary (or two times the sum of their annual salary and target bonus if such termination occurs within one year of a change in control of the Company), (ii) a pro-rated portion of the target bonus payable with respect to the year in which the date of termination occurs (the “Pro Rata Bonus”), and (iii) payment by the Company of the Company’s portion of the premiums for any health plan benefits for his and his eligible dependents for a period of 18 months (the “Health Benefits”). In addition, if such termination occurs within one year following a change in control of the Company, all restricted stock units under the Initial Equity Grant will be deemed to have fully vested.

Upon termination by the Company by reason of death or disability of Mr. Press or Mr. Tobia, each of Messrs. Press and Tobia, as applicable, are entitled to receive, in addition to the Accrued Obligations, the Pro Rata Bonus and the Health Benefits.

Mr. Booth

Mr. Booth entered into an Employment Agreement (the “Amended Employment Agreement”) with the Company and ARG. Pursuant to the terms of the Amended Employment Agreement, Mr. Booth (i) is entitled to receive an annual salary of $425,000, (ii) is eligible to receive an annual bonus in an amount ranging from 25-75% of his annual salary, to be determined by the Board in accordance with annual performance objectives established by the Board on an annual basis. The Amended Employment Agreement does not include any severance payments or change of control bonuses.

Mr. Rosenstein

Mr. Rosenstein has entered into an Employment Agreement (the “CFO Employment Agreement”) with the Company and ARG. Pursuant to the terms of the CFO Employment Agreement, Mr. Rosenstein (i) is entitled to receive an annual salary of $425,000, (ii) is eligible to receive an annual bonus in an amount ranging from 25-100% of his annual salary with a target of 50%, to be determined by the Board in accordance with annual performance objectives established by the Board on an annual basis, (iii) received an initial grant of restricted stock units, having a grant date fair value of $275,935, where one-third of the grant will vest annually over a three-year period.

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The CFO Employment Agreement provides for certain payments to Mr. Rosenstein upon termination by the Company without Cause or upon resignation by them for Good Reason (as such terms are defined in the Employment Agreements) subject to Mr. Rosenstein’s (i) execution and non-revocation of a general release of claims in a form acceptable to the Company within 55 days following the date of termination and (ii) compliance with the provisions of the CFO Employment Agreement. In such an event, Mr. Rosenstein will be entitled to continued payment of his annual salary for a period of 12 months following the date of termination.

Other than as set forth above, we do not have any employment agreements or other compensatory plans, contracts, or arrangements of any kind with our named executive officers (collectively, “Other Employment Agreements”) which contain excise tax gross up provisions, guaranteed payment provisions, single trigger change of control provisions, guaranteed escalator provisions, or multi-year terms with auto renewal features. All Other Employment Agreements with our named executive officers may be terminated by either party for any reason upon thirty days’ advance notice. Upon termination without cause, the named executive officer will be eligible for payment pursuant to the terms of the Other Employment Agreement. In addition, the named executive officer is eligible for an annual incentive award equal to a percentage of his or her base salary, payable at the discretion of the Compensation Committee and in accordance with the compensation parameters described herein. The award is based upon personal performance, overall company performance and other factors as detailed above that the Compensation Committee considers. Our Other Employment Agreements do not provide for the payment of any excise tax gross-up amounts.

Other than as otherwise set forth above, we do not have any agreement or arrangement with any named executive officer relating to a change in control of our company other than any provisions for the accelerated vesting of stock awards in their respective stock award agreements as set forth in our employment agreements with the named executive officer.

Other Compensation Policies

Insider Trading Policy

Our Insider Trading Policy prohibits directors, officers and employees, including named executive officers, and contractors (collectively, “Covered Persons”) from engaging in hedging transactions, such as put or call options, short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds put or call options, collars and exchange funds. In addition, our Insider Trading Policy prohibits Covered Persons from holding Acacia securities in a margin account or otherwise pledge Acacia securities as collateral for a loan without prior approval by the Company.

Clawback Policy

If we are required, as a result of misconduct, to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our executive officers, including named executive officers, may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they received as a result of the material noncompliance.

Stock Ownership Guidelines

In 2021, our Board of Directors adopted Stock Ownership Guidelines requiring that all directors and executive officers, including our named executive officers, own a significant ownership interest in our common stock, subject to a phase-in period, in order to align their interests with those of our stockholders. The policy requires that our directors and executive officers own equity as follows:

•	5X for the Chief Executive Officer and the President;
•	3X for all other employees with a “Chief” or “Executive Vice President” title and members of the Board of Directors; and
•	1X for any other “executive officers” not addressed above.

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Summary Compensation

The following table sets forth information concerning all cash and non-cash compensation earned for services rendered in all capacities to us during the last fiscal year for our named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(1)	Stock Units ($)(1)	Non-Equity Incentive Plan Compensation ($)(3)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)	Total ($)
Clifford Press(4) Chief Executive Officer	2020	475,000	–	–	–	712,500	–	12,924	1,200,424
	2019	127,885	285,436	120,771	639,810	157,115	–	–	1,331,017

Alfred V. Tobia, Jr.(4) President & Chief Intellectual Property Officer	2020	475,000	–	–	–	712,500	–	12,924	1,200,424
	2019	127,885	285,436	120,771	639,810	157,115	–	–	1,331,017

Marc W. Booth	2020	387,788	10,000	387,000	–	318,750	–	–	1,103,539
Chief Intellectual Property Officer	2019	347,692	–	233,250	–	140,000	–	–	720,942

Richard Rosenstein Chief Financial Officer(5)	2020	238,654	10,000	–	275,935	425,000	–	74,000	1,023,589
	2019	–	–	–	–	–	–	–	–

Meredith Simmons Former General Counsel(5)(6)	2020	152,308	–	–	–	–	–	180,922	333,230
	2019	–	–	–	–	–	–	–	–

____________

(1)	Stock awards consist of restricted stock awards. Stock Units consist of restricted stock units. Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent the aggregate grant date fair value related to equity-based awards granted to the named executive officers during the years indicated, as determined, for financial statement purposes, pursuant to ASC Topic 718. The method used to calculate the aggregate grant date fair value of equity-based awards is set forth under Notes 2 and 9 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
(2)	The amounts shown for each of Messrs. Press and Tobia represent inducement payments received pursuant to their Employment Agreements. The amounts shown for Messrs. Rosenstein and Booth represent a discretionary bonus received in connection with Messrs. Rosenstein and Booth’s contributions toward the Company’s achievement of certain strategic objectives during the fiscal year ended December 31. 2020.
(3)	Represents incentive payments made pursuant to our cash incentive compensation program and other discretionary bonuses.
(4)	Amounts in this table represent compensation received by Messrs. Press and Tobia solely in their capacities as named executive officers during the years indicated. In 2019, Messrs. Press and Tobia received $617,378 and $616,267 respectively in compensation for services rendered above and beyond their duties as directors of the Company due to exigent circumstances in connection with the departure of the Company's previous management team in 2018. These payments were made prior to the appointments of Messrs. Press and Tobia as Chief Executive Officer and President and Chief Investment Officer, respectively, on September 3, 2019.
(5)	Mr. Rosenstein was engaged as a consultant to the Company from April 1, 2020 – May 28, 2020. Ms. Simmons was engaged as a consultant to the Company from January 22, 2020 to May 28, 2020. Compensation Mr. Rosenstein and Ms. Simmons received as part of each of their consulting agreements with the Company is listed in All Other Compensation.
(6)	Ms. Simmons was employed by the Company as General Counsel from May 29, 2020 through October 14, 2020. Payments she received upon termination are listed in All Other Compensation.
(7)	The amounts shown for Messrs. Press and Tobia represent payments for additional medical insurance benefits.

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Executive Officers

The table below provides information concerning our executive officers as of the date of this Proxy Statement.

Name	Age	Positions with the Company
Clifford Press	67	Chief Executive Officer
Alfred V. Tobia, Jr.	56	President & Chief Investment Officer
Marc W. Booth	63	Chief Intellectual Property Officer
Richard Rosenstein	56	Chief Financial Officer
Jason W. Soncini	44	General Counsel

____________

Biographies for Messrs. Press and Tobia can be found under the section entitled "Proposal No. 1 Election of Directors" above.

Marc W. Booth joined Acacia as its Chief Intellectual Property Officer on August 8, 2018. Mr. Booth has over 10 years of experience in patent analysis/licensing in areas such as semiconductor, telecommunications, consumer electronics and medical devices. Mr. Booth served as the Executive Vice President, General Manager of ARG from 2013 to 2017. He joined Acacia in 2006 as Vice President. Prior to joining Acacia, Mr. Booth’s career in design and development included positions as Senior Director Engineering of Powerwave Technologies; Vice President Engineering and CTO of Comarco Wireless Technologies and Vice President Engineering, Sony Corporation. He began his engineering career as a Masters Fellow at Hughes Aircraft Co. Display Systems Division. Mr. Booth holds a BS Physics from the University of California Riverside and an MSEE degree from the University of Southern California.

Richard Rosenstein joined Acacia as its Chief Financial Officer on May 29, 2020.  Prior to this appointment, he served in several CFO roles, most recently as CFO of CLEAR since 2017. Prior to joining CLEAR, he served as CFO at Independent Sports and Entertainment, a leading sports management and consulting agency, from January 2017 to August 2017, and as CFO/CAO at SFX Entertainment (now LiveStyle, inc.), the largest global producer of live events and digital entertainment content focused on electronic music, from October 2012 to December 2016.  This follows over 15 years of experience as a research analyst covering the communications, media, and entertainment industries at firms including Goldman Sachs from 1995 to 2004, and Baron Capital from 2007 to 2012. Mr. Rosenstein has a BA in mathematics from the University of Pennsylvania and an MBA in finance from Columbia Business School.

Jason W. Soncini joined Acacia as its General Counsel on March 16, 2021. From April 2017 until he joined Acacia, Mr. Soncini was employed at Shanda Group, a privately-owned multinational investment firm, initially as Deputy General Counsel and then as General Counsel. From October 2013 until April 2017, Mr. Soncini was an attorney at Kleinberg, Kaplan, Wolff & Cohen, P.C. Mr. Soncini began his legal career at Olshan Frome Wolosky LLP in 2006. Mr. Soncini received his J.D. from Northwestern University and holds a B.A. in Mathematics from the University of Michigan.

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2020 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information, with respect to the named executive officers, concerning the outstanding equity awards of our common stock at the end of fiscal year 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(3)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Date
										Grant	Fully Vested (1)
Clifford Press	–	–	–	–	–	450,000	1,773,000	–	–	9/3/2019	9/22/2022
Alfred V. Tobia, Jr.	–	–	–	–	–	450,000	1,773,000	–	–	9/3/2019	9/22/2022
Marc W. Booth	–	–	–	–	–	37,500	147,750	–	–	6/13/2019	5/8/2022
	–	–	–	–	–	83,334	328,336	–	–	6/18/2020	6/18/2023
Richard Rosenstein	–	–	–	–	–	86,500	340,810	–	–	6/4/2020	6/4/2023

____________

(1)	Fully vested date assuming continued employment through the final vest date. The restricted stock units for Messrs. Press and Tobia will vest only if certain performance objectives based on absolute rates of return with respect to the Company's common stock are achieved by September 22, 2022.
(2)	The fair market value of a share of our common stock is assumed to be $3.94, which was the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2020, the last trading day of 2020.
(3)	Option Expiration Date assuming continued employment through the final vest date.

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EQUITY PLAN COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table provides information with respect to shares of our common stock issuable under our equity compensation plans as of December 31, 2020:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options (#)	(b) Weighted- average exercise price of outstanding options ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (#) (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
2013 Acacia Research Stock Incentive Plan(1)	161,334	3.29	378,270
2016 Acacia Research Stock Incentive Plan(2)	148,749	5.62	4,068,308
Subtotal	310,083	4.41	4,446,578

____________

(1)	The initial share reserve under the 2013 Plan, was 4,750,000 shares of our common stock. Column (a) excludes non-vested restricted stock awards and restricted stock units outstanding at December 31, 2020. In June 2016, 625,390 shares of common stock available for issuance under the 2013 Stock Plan were transferred into the 2016 Stock Plan.
(2)	The initial share reserve under the 2016 Plan was 4,500,000 shares plus 625,390 shares of common stock available for issuance under the 2013 Plan. No new additional shares will be added to the 2016 Plan without stockholder approval (except for shares subject to outstanding awards that are forfeited or otherwise returned to the 2016 Plan).

36

Certain Relationships and Related Transactions

We do not have a formal policy for review, approval or ratification of related party transactions required to be reported in this Proxy Statement. However, we have adopted a corporate Code of Conduct for Employees and Directors which applies to all of our employees, officers, and directors and a Code of Conduct for Chief Executive Officer and Other Senior Financial Officers additional code that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Each Code of Conduct provides obligations and prohibitions on any related party transactions which cause our employees, officers or directors to face a choice between what is in their personal interest and what is in our interest. The corporate Code of Conduct requires conflicts of interest which result from investments in companies doing business with us or in one of our competitors to be disclosed to our General Counsel or a member of the Audit Committee and approved by the Board. The corporate Code of Conduct requires employees, officers, and directors that are conducting our business with family members to disclose such transactions to our General Counsel or a member of the Audit Committee. Such transactions are generally prohibited unless approved by the Board.

We review the questionnaires completed by our directors and executive officers annually. If any related party transactions are reported, management reviews the transactions and consults with the Board. Since January 1, 2020, there has not been any transaction or series of similar transactions, or any currently proposed transactions, to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any director, nominee for director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, except that during the fiscal year ended December 31, 2020, the Company paid $136,000 to Ms. Simmons for certain consulting services from January 22, 2020 until the Company hired her as a full-time General Counsel on May 29, 2020.

Indemnification Agreements with Directors and Officers. In addition to the indemnification provisions contained in our Certificate of Incorporation and Bylaws, each as amended to date, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer against expenses (including attorneys’ fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as our director or officer (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which we are prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. We believe that, based on the written representations of our directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2020, our directors, officers and holders of more than 10% of our common stock complied with the requirements of Section 16(a) except that a Form 4 report was filed late on September 9, 2020 on behalf of Maureen O’Connell to disclose a reportable transaction.

Form 10-K

On March 29, 2021, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ending December 31, 2020. A copy of our Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Householding

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

37

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to her at Acacia Research Corporation, 4 Park Plaza, Suite 550, Irvine, California 92614.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Annual Meeting and Proxy Statement and accompanying documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

Stockholder Proposals for the 2021 Annual Meeting

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our Proxy Statement with respect to the 2022 Annual Meeting should arrange for such proposal to be delivered to our Corporate Secretary at 4 Park Plaza, Suite 550, Irvine, California 92614 no later than December 3, 2021, in order to be considered for inclusion in our Proxy Statement relating to such annual meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by Rule 14a-8 of the Exchange Act, the rules and regulations of the SEC and other laws and regulations to which interested persons should refer.

In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in our Proxy Statement) to be considered “timely” within the meaning of Rule 14a-4 under the Exchange Act, and pursuant to our Bylaws, notice of any such stockholder proposals must be delivered to our Corporate Secretary in writing at 4 Park Plaza, Suite 550, Irvine, California 92614 not less than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2021 Annual Meeting, after which a proposal is untimely. In the event that the date of the 2022 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2022 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2022 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2022 Annual Meeting is first made by us. A stockholder’s notice to the Secretary must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the number of shares of our common stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

April 16, 2021	By Order of the Board of Directors,

/s/ Jennifer Graff
Jennifer Graff
Secretary

38

Appendix A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ACACIA RESEARCH CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Acacia Research Corporation (the “Corporation”), a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation (the “Restated Certificate”) is hereby amended as follows:

Article V, Section 2 of the Restated Certificate is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“SECTION 2. POWERS OF THE BOARD OF DIRECTORS. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the By-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law whether adopted by them or otherwise; provided, however, that the affirmative vote of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required for stockholders to adopt, amend, alter or repeal any provision of the By-laws of the Corporation.”

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature page follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by the undersigned duly authorized officer of the Corporation, on [______________].

ACACIA RESEARCH CORPORATION

By:________________________
[____________]
[OFFICER]

A-2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K, Proxy Statement and Company Letter are available at www.proxyvote.com .

ACACIA RESEARCH CORPORATION
Annual Meeting of Stockholders
May 12, 2021 at 2:00 p.m., Eastern Time
This Proxy is solicited by the Board of Directors of Acacia Research Corporation

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Clifford Press and Alfred V. Tobia, Jr. and either of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock held of record by the undersigned on the record date either on his or her own behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation (the "Company") to be held live via webcast at www.virtualshareholdermeeting.com/ACTG2021 on May 12, 2021 at 2:00 p.m., Eastern Time, or any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by the Proxy shall be voted in a manner set forth on the reverse side.

THIS PROXY WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, AND FOR PROPOSALS 2, 3 and 4.

0000508792_2 R1.0.0.177

Continued and to be signed on reverse side

ACACIA RESEARCH CORPORATION
ATTN: JENNIFER GRAFF
4 PARK PLAZA, SUITE 550
IRVINE, CA 92614

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 11, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ACTG2021

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 11, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME
THE COMPANY NAME INC. - COMMON
THE COMPANY NAME INC. - CLASS A
THE COMPANY NAME INC. - CLASS B
THE COMPANY NAME INC. - CLASS C
THE COMPANY NAME INC. - CLASS D
THE COMPANY NAME INC. - CLASS E
THE COMPANY NAME INC. - CLASS F
THE COMPANY NAME INC. - 401 K

CONTROL # → 0000000000000000

SHARES
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Maureen O'Connell	☐	☐	☐
1b. Katharine Wolanyk	☐	☐	☐
1c. Isaac T. Kohlberg	☐	☐	☐
1d. Jonathan Sagal	☐	☐	☐
1e. Clifford Press	☐	☐	☐
1f. Alfred V. Tobia, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000508792_1 R1.0.0.177